EXHIBIT 99.1

Investor Presentation
First Quarter 2012 Update

Forward-Looking Statements & Non-GAAP Financial
Measures
 Certain statements made by Meadowbrook Insurance Group, Inc. in this presentation may constitute forward-looking statements including, but not limited to, those statements that include the words
 "believes," "expects," "anticipates," "estimates," or similar expressions. Please refer to the
 Company's most recent 10-K, 10-Q, and other Securities and Exchange Commission filings for more information on risk factors. Actual results could differ materially. These forward-looking statements involve risks and uncertainties including, but not limited to the following: the frequency and severity of claims; uncertainties inherent in reserve estimates; catastrophic events; a change in the demand for, pricing of, availability or collectability of reinsurance; increased rate pressure on premiums;
 obtainment of certain rate increases in current market conditions; investment rate of return; changes in and adherence to insurance regulation; actions taken by regulators, rating agencies or lenders;
 obtainment of certain processing efficiencies; changing rates of inflation; and general economic conditions. Meadowbrook is not under any obligation to (and expressly disclaims any such obligation
 to) update or alter its forward-looking statements whether as a result of new information, future events or otherwise.
 Notes on Non-GAAP Financial Measures
 (1)   Net operating income is a non-GAAP measure defined as net income excluding after-tax realized gains and losses.
 (2)   Accident year combined ratio is a non-GAAP measure that the impact of any adverse or favorable development on prior year loss reserves.
 These non-GAAP metrics are common measurements for property and casualty insurance companies. We believe this presentation enhances the understanding of our results by highlighting the underlying profitability of our insurance business. Additionally, these measures are key internal management performance standards.

Presentation Outline
I.	Overview of Meadowbrook
II. The Meadowbrook Approach

III.   Financial Review

IV.   Key Investment Considerations

I. Overview of Meadowbrook

Overview of Meadowbrook
Specialty niche focused commercial insurance underwriter and insurance administration services company
•        Founded in 1955, organized as holding company in 1985, IPO in 1995
•    Headquartered in Southfield, MI with 34 locations throughout the U.S. and
 Bermuda and over 1,000 employees
•   Platform supports both risk bearing and non-risk bearing opportunities
•   Rated “A-” by A.M. Best, with statutory surplus of $381M and shareholders’
       equity of $586M at 3/31/2012
•   Full year 2011 gross written premium of $904M

Overview of Meadowbrook
 Key Statistics
• Market Capitalization (at 5/3/2012):                                                                                              $433.4M
• Book Value at 3/31/2012:                                                                                          $585.7M
• Book Value per Share at 3/31/2012:                                                                                         $11.60
 • Excluding unrealized gains/losses, net of deferred taxes:                       $10.26
 • Tangible Book Value per Share:   $8.53
• Price to Book (at 5/3/2012):                                                                                          0.74x
• Dividend Yield (at 5/3/12):                                                                                             2.3%
• Statutory Premium Leverage (TTM 3/31/12)                                                                                         Actual Targeted Maximum
 • GWP to Statutory Surplus  2.5 to 1  2.75 to 1
 • NWP to Statutory Surplus  2.1 to 1  2.25 to 1
• Debt to Equity (3/31/12):                                                                                          22.3%; 8.5% excluding debentures
• Debt to Total Capital (3/31/12):                                                                                         18.2%; 6.9% excluding debentures
• Insider Ownership (3/31/2012):                                                                                       6.6%

Capability Building Through Successful Acquisitions
Retail Agency Only
1955: Founded as a retail insurance agency
Core Capability Build Out
1985: Star Insurance Company
1990: Savers Property & Casualty Insurance Company
1994: American Indemnity Insurance Company
1996: Association Self Insurance Services
1997: Williamsburg National Insurance Company
 Crest Financial Services
1998: Ameritrust Insurance Corporation
 Florida Preferred Administrators, Inc.
1999: TPA Insurance Agency
Continued Synergistic Expansion
2007: USSU
2008: Procentury
Continued Synergistic Expansion
Strategic Staging of Acquisitions
• Meadowbrook actively reviews acquisition
 prospects on a strategic basis and enters into
 transactions that will increase long-term
 shareholder value
• We consider a range of strategic factors when
 looking at acquisitions including:
 – Opportunity to leverage our diverse
 revenue platform, by expanding current
 distribution, servicing capabilities, and
 complementary product lines and
 classes
 – Ability to attract talented insurance
 professionals that are a good fit with
 Meadowbrook culture
 – Opportunity to create “win-win” situation
 by mitigation our downside risk and
 providing seller with opportunity to obtain
 fair value through deal structure

We Have Delivered Results Over Time
Total Revenue ($M)
Net Operating Income ($M)
Shareholders’ Equity ($M)
GAAP Combined Ratio
CAGR* (2007 to 2011) = 25%
CAGR* (12/31/2007 to 12/31/2011) = 18%
CAGR* (2007 to 2011) = 14% (excludes unusual 2011
storm losses of $9.0M($5.9M after-tax))
*CAGR=Compound annual growth rate

II. The Meadowbrook Approach

The Meadowbrook Approach
Our Objective:
•   To deliver consistent earnings, across the market cycle, with a target return on average equity of 10% - 17%
•   We view objective relative to risk free rate, reinvestment rate
  As reported
(2) Pro forma, results exclude $5.9M of unusual 2011 after-tax storm losses
We seek to leverage the unique characteristics of our balanced business model to achieve consistent, profitable results across the market cycle.

Diverse Revenue
Sources
•  Earned premium from insurance operations
•  Fee revenue from risk management services
•  Flexibility to utilize multiple distribution channels
Positioned to Manage
Insurance Cycles
Conservative
Investment
Philosophy
Culture of Disciplined
Underwriting, Claims
Handling & Reserving
•  Product, program and geographic diversification
•  Admitted market capabilities contribute to stability and higher renewal retention
•  Non-admitted capabilities enable opportunistic response in volatile pricing environment
•  High-quality fixed income investment portfolio of $1.5B
•  Investment approach reinforces our focus on underwriting profitability
•  Insurance subsidiaries rated A- (Excellent) by A.M. Best
•  Insurance subsidiary surplus levels can support meaningful premium growth
•  Insurance subsidiaries have additional borrowing capacity through FHLB membership ($20M outstanding balance on credit facility at 3/31/2012)
•  Generate cash flows from both regulated and non-regulated sources, which provides flexibility
•  Manageable debt levels, with access to $35M line of credit ($9.5M outstanding balance at
       3/31/2012)
Strong Capital and
Liquidity Position
•         Team of talented insurance professionals with a wide range of expertise across all functions and lines of business
•  Focused on achieving pricing adequacy and adherence to disciplined underwriting standards
Our balanced business model allows us to adapt to changing market conditions and deliver more predictable results.

Diverse Revenue Sources
Insurance Operations
Net Commission & Fee Revenue
Diverse revenue sources enhance the durability of our business model.
•  Admitted programs & standard products
•  Main Street Excess & Surplus Lines
•  Non-admitted programs
•  Specialty markets
•  Relatively small but provides a valuable
           source of unregulated cash flow
•  Agency commission from non-affiliated
           carriers
•  Managed program revenue
•  Municipality and association clients
2011
Net Earned Premium: $747.6 M
Pre-Tax Net Earned Premium Profit : $2.6M
Net Investment Income: $54.5M
2011
Net Commission & Fee Revenue: $32.1 M
Pre-Tax Commission & Fee Income: $7.3M

Main Street Excess
and Surplus Lines
Admitted Programs &
Standard Market
Products
Non-Admitted
Programs
Specialty Market
Products
•  Homogeneous specialized programs
•  Heterogeneous geographic centers
•  Promotes specialty agents
•  Includes standard market products
•  Broad classes of “Main Street”
       commercial risks
•  Promotes general agent distribution
•  Specialized programs ignored or
       underserved by the standard market
•  Promotes wholesalers with specialty
       underwriting authority
2011 GWP: $488M
2010 GWP: $468M
•  Food service industry
•  Educators
•  Auto re-possessors
•  Custom harvesters
Description
Examples
•  Apartments, hotels and motels
•  Contractors liability
•  Restaurants, bars and taverns
•  Convenience stores
•  Oil and gas contractors
•  Pet-sitters
•  Professional liability
•  Package delivery
•  Excess workers’ comp
•  Environmental
•  Marine
•  Med Mal
•  Solutions designed for very specific
       products and market segments
•  Includes both admitted and excess &
       surplus lines business
2011 GWP: $43M
2010 GWP: $37M
2011 GWP: $122M
2010 GWP: $119M
2011 GWP: $251M
2010 GWP: $178M

Positioned to Manage Insurance Cycles
Diverse Mix of Business
TTM 3/31/2012 Gross Written Premium Business Mix
• We have built our business to
 create product diversification as
 indicated by the mix of business
• This platform enables us to
 grow our business
 opportunistically with a focus on
 underwriting discipline and
 pricing adequacy
• Our wide range of product
 expertise positions us well to
 support future growth
• Our new business is primarily
 rollover books of business with
 a proven track record of
 profitability

Positioned to Manage Insurance Cycles
Diverse Geographic Distribution
Our regional perspective provides the infrastructure to achieve geographic diversification, while maintaining our effective local touch.
Meadowbrook locations
Top 10 production states (2011)
1
5
9
10
3
9
6
8
7
Bermuda
TTM 3/31/12 GWP by Top 10 States
CA - 33.9%	FL - 9.6%	TX - 6.5%	NJ - 4.3%	NY - 3.7%
IL -2.7%	MO - 2.6%	MI - 2.5%	PA - 2.2%	LA - 2.0%

Culture of Disciplined Underwriting, Claims
Handling & Reserving

AY Loss ratios
*2006AY-2008AY loss
ratios re-estimated(1) as
of 12/31/09
*2009AY-2011AY include
initial loss ratio estimates
Our diverse mix of business, combined with our disciplined underwriting and low loss retention levels enhances the predictability of our loss reserves.
(1) Re-estimated AY loss ratios reflect reserve adjustments made following the accident year, for example, the 12/31/09 re-estimated 2006 AY loss ratio of 60.7% reflects new loss development information gathered over the 3 years from 12/31/06 to 12/31/09; the 3/31/12 re-estimated 2006 AY loss ratio reflects new loss development gathered over the 5.25 years from 12/31/2006 to 3/31/2012; etc.
(2) The 2006 - 2007 initial and re-estimated AY combined ratios excludes Century. The 2008 re-estimated AY combined ratio includes a pro-rata portion of the Century AY
2008 development for the 5 post-merger months.
Re-estimated (1)
AY loss ratios as
of 3/31/2012
0.2%
0.9%
(2.7%)
0.2%
0.8%
0.6%
(Favorable) Unfavorable Development
Between Estimation Points

Culture of Disciplined Underwriting, Claims
Handling & Reserving

Our diverse mix of business, combined with our disciplined underwriting and low loss retention levels enhances the predictability of our loss reserves.
Average = (0.3%)
Standard Deviation = 0.9%
(Favorable) Unfavorable Development Since 2009
$ in ‘000s

Conservative Investment Philosophy
We maintain a high-quality, low-risk investment portfolio.
Portfolio Allocation and Quality
NOTE: Data above as of March 31, 2012
 •Low equity risk exposure
 • 98% fixed income and
 cash
 • 2% equity
 •High credit quality
 • 99% of bonds are
 investment grade
 • Average S&P rating of
 AA/Moody’s of Aa3
 •Interest Rate Risk Protection
 • Hold to maturity
 • High credit quality =
 low historical
 impairments
 • Access to additional
 capital if needed
$’s in (000’s)	% Allocation 03/31/2012	Fair Value	Gross Unrealized Gain Position	Avg. Moody's	Avg. S&P
Fixed Income
US Government and Agencies	2%	$ 23,116	$ 1,629	Aaa	AA+
Corporate	39%	$ 574,813	$ 41,679	A2	A
Mortgage and Asset Backed	14%	$ 211,756	$ 13,881	Aaa	AA+
Municipal	43%	$ 625,116	$ 46,100	Aa2	AA+
Preferred Stock Debt	0%	$ 2,355	$ 431	Ba2	BB
Total Fixed Income	98%	$1,437,157	$ 103,721
Equities
Preferred Stock	1%	$ 12,423	$ 2,228
Mutual Funds	1%	$ 15,460	$ 697
Total Equities	2%	$ 27,883	$ 2,925

Our high quality investment portfolio is well matched to our loss reserves and generates a predictable stream of income.
• Net investment income
 has grown to $55M (TTM
 3/31/12) from $37M in
 2008
• Invested asset base
 increased to $1.5B at
 3/31/2012, from $1.0B at
 12/31/2008
• Pre-tax book yield was
 4.0% at 3/31/2012 vs.
 4.2% at 12/31/2008
• The duration of our
 portfolio increased to 5.0
 years at 3/31/2012 from
 4.8 years at 12/31/2008
• The duration on net
 reserves of $905M is
 approximately 3.8 years
Pre-tax Net Investment Income ($ in M) and Average
Investment Yield
*4.8
*5.1
*5.0
*4.9
*5.0
*Effective Duration

III. Financial Review

Financial Highlights - First Quarter Update
Highlights ($ in M, except per share amounts)
While our first quarter results were impacted by unfavorable development, our current accident year performed in line with expectations.
* 2011 results presented above reflect the adoption of new accounting guidance associated with acquiring or renewing insurance contracts. This guidance was adopted retrospectively effective January 1, 2012.

Expense Ratio Analysis

Reduction in internal expense ratio reflects a reduction in variable compensation and a shift in mix of business resulting in a lower commission expense.
Net earned premium   $170.7M  $192.8M
Policy acquisition    $58.2M(1)   $63.1M
and other u/w expenses
Expense ratio   34.1% 32.7%
  2011 policy acquisition and other u/w expenses presented above reflect the adoption of new accounting guidance associated with acquiring or renewing insurance contracts. This guidance was adopted retrospectively effective January 1, 2012.

Loss & LAE Ratio Analysis

The increase in the GAAP loss & LAE ratio reflects a change in development in 2012 as compared to 2011, while the accident year loss and LAE ratio for both periods was similar.
GAAP Loss & LAE Ratio
AY Loss & LAE Ratio

Underwriting & Pricing Actions Taken

 Recent Actions Taken:
• Took action on certain workers’ compensation programs securing significant rate increases, as well as restricting business from certain states and classes of business
• Since 1/1/2010 we have achieved cumulative rate increases of 16.3% on workers’
   compensation line of business
• Took action on a national transportation program increasing rate by 46.0% since the first quarter of 2011, tightening underwriting procedures through review of driver records and reducing the overall book of business by 41.2%
• Maintain culture of “early intervention” through continuous review of all programs and books of business to ensure that our profitability targets are met
We actively manage our business to achieve profitable results.

2011 Results and 2012 Guidance
Looking ahead, we believe our balanced business model positions us well to continue to deliver predictable earnings
Gross Written Premium
•  $904M
GAAP Combined Ratio
•  99.7%*
Net income from operations
•  $40.9M*
Net operating income per share
•  $0.78*
2011 Results
• Leverage multiple revenue
 sources and diverse insurance
 offering to maximize
 opportunities across market
 cycles
• Increase underwriting leverage
 through selective growth
 opportunities, while sustaining
 appropriate diversification
• Increase investment leverage
  through cash from operations
• Leverage fixed costs over a
  larger revenue base
• Increase fee-for service income
          through new opportunities and
          margin expansion
Driving Long-term
 Enterprise Value
2012 Guidance
Gross Written Premium
•  Range of $890M - $910M
GAAP Combined Ratio
•  97.5% - 98.5%
Net income from operations
•  $46M - $51M*
Net operating income per share
•  $0.90 - $1.00*
*We expect to be at or near the low end of
 our net operating income and net
 operating income per share range
* 2011 results include unusual storm
activity that increased the combined
ratio by 1.2%, reduced net income by
$5.9M and reduced net operating
income per share by $0.11.

IV. Investment Considerations

Investment Considerations

•  Balanced business model delivers consistent, profitable results
 • Average GAAP combined ratio of 95.5% (2007-2011)
 • GAAP combined ratio standard deviation of 2.6% (2007-2011)
 • Average ROAE (net operating income)10.2% (2007-2011)
•  Proven history of generating profitable growth
 • Revenue CAGR (2007-2011): 25%
 • Net Operating Income CAGR (2007-2011): 10%
 • BVPS CAGR (12/31/2007-12/31/2011): 9%
•  Strong balance sheet
 • Current capital and low debt levels position us well to fund future growth
 • High-quality, low-risk investment portfolio
 • Disciplined reserving culture and track record of reserve adequacy
•  Proactive capital management
 • Since 2008 we have returned $89M, or 44% of net operating income, to shareholders through dividends and share repurchases
 • Quarterly dividend initiated in 2008; increased to $0.05 per share in 2011
 • Management authorized to repurchase up to an additional 4.5M shares